                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[189,898,920] (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-AA1

                                  [SURF LOGO]

                            LITTON LOAN SERVICING, LP
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                [OCTOBER 4, 2004]

[MERRILL LYNCH LOGO]                                COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

SURF 04-AA1_COMPMAT - PRICE/YIELD - 2A2

Balance             $130,952,000.00       Delay                    24           WAC(2)             6.187840513   WAM(2)        352
Coupon                          5.5       Dated               10/1/04           NET(2)                5.937841  WALA(2)          6
Settle                     10/27/04       First Payment      11/25/04

100% PRICING
   PRICE                  TO CALL               YIELD      TO MATURITY             YIELD
-----------               -------               -----      -----------             -----
100.8828125                                     5.071                              5.071
100.8906250                                     5.068                              5.068
100.8984375                                     5.065                              5.065
100.9062500                                     5.062                              5.062
100.9140625                                     5.059                              5.059
100.9218750                                     5.056                              5.056
100.9296875                                     5.053                              5.053
100.9375000                                     5.049                              5.050
100.9453125                                     5.046                              5.047
100.9531250                                     5.043                              5.044
100.9609375                                     5.040                              5.041
100.9687500                                     5.037                              5.038
100.9765625                                     5.034                              5.034
100.9843750                                     5.031                              5.031
100.9921875                                     5.028                              5.028
101.0000000                                     5.025                              5.025
101.0078125                                     5.022                              5.022
101.0156250                                     5.019                              5.019
101.0234375                                     5.016                              5.016
101.0312500                                     5.013                              5.013
101.0390625                                     5.010                              5.010
101.0468750                                     5.007                              5.007
101.0546875                                     5.004                              5.004
101.0625000                                     5.001                              5.001
101.0703125                                     4.998                              4.998
101.0781250                                     4.995                              4.995
101.0859375                                     4.992                              4.992
101.0937500                                     4.989                              4.989
101.1015625                                     4.986                              4.986
101.1093750                                     4.983                              4.983
101.1171875                                     4.980                              4.980

WAL                                              2.90                               2.90
Mod Durn                                         2.54                               2.54
Principal Window                        Nov04 - Mar14                      Nov04 - Oct14